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                                                                   EXHIBIT 10.7A

AGENCY:  CALIFORNIA DEPARTMENT OF CORRECTIONS                      LEASE #L-1724

PROJECT: CHUCKAWALLA VALLEY STATE PRISON

                            AMENDMENT NO. 1 TO LEASE

         This Amendment to Lease, made and entered into this 24th day of March, 1999, by and between the STATE OF CALIFORNIA, acting by and through its Director of General Services, with the approval of the California Department of Corrections, hereinafter called "STATE" and Labor to Industry, Incorporated, hereinafter called "LESSEE".

                                   WITNESSETH

         WHEREAS, the parties hereto entered into that certain lease dated September 1, 1998, for approximately 20,300 square feet of warehouse space and approximately 16,000 (square feet) of space on C Facility, for a total of 36,300 square feet, located within the boundaries of the Chuckawalla Valley State Prison, situated in the County of Riverside, State of California; and

         WHEREAS, the STATE desires to amend said lease to amend Paragraph #6, TERMINATION, of said lease to increase the notice time.

         NOW, THEREFORE, it is mutually agreed between the parties hereto as follows:

         1. The parties hereto agree that either party may terminate this Lease at anytime during the term hereof by giving notice to the other party in writing ninety (90) days prior to the date when termination shall become effective. Notice must be given in accordance with the instructions contained in paragraph 14 herein.

Except as expressly amended herein, all of the terms and conditions of said lease shall remain unchanged and in full force and effect.

                                                                   Exhibit 10.7A
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         IN WITNESS WHEREOF, this Amendment No. 1 to lease has been executed by the parties hereto on the date written below.

STATE OF CALIFORNIA                         LESSEE:    LABOR TO INDUSTRY, INC.
DEPARTMENT OF GENERAL SERVICES
REAL ESTATE SERVICES DIVISION               BY:        /S/ John P. Brocard
                                                       -------------------------
                                                       JOHN P. BROCARD

Approval Recommended:                       TITLE:     Executive Vice President
                                                       -------------------------

BY:    /S/ Carolyn Momser                   DATE:      May 7, 1999
       ----------------------------                    -------------------------
       CAROLYN MOMSER

TITLE: REAL ESTATE OFFICER                  TELEPHONE: 770-565-4311
       ----------------------------                    -------------------------

DATE:  6/17/1999
       ----------------------------

DIRECTOR, DEPARTMENT OF GENERAL SERVICES:

BY:    /S/ Cheryl L. Allen
       ----------------------------
       CHERYL L. ALLEN

TITLE: Senior Real Estate Officer
       ----------------------------

DATE:  6/17/1999
       ----------------------------

APPROVED:

STATE OF CALIFORNIA
DEPARTMENT OF CORRECTIONS

BY:    /S/ Judy Buckman
       ----------------------------
       JUDY BUCKMAN CHIEF

TITLE: BUSINESS MANAGEMENT BRANCH

DATE:
       ----------------------------

STATE OF CALIFORNIA
DEPARTMENT OF CORRECTIONS
CHUCKAWALLA VALLEY STATE PRISON

BY:    /S/ Rick Butler
       ----------------------------
       RICK BUTLER

TITLE: WARDEN
       ----------------------------

DATE:  4/19/1999
       ----------------------------


                                                                   Exhibit 10.7A
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